                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an application to determine eligibility of a Trustee pursuant to Section 305 (b)(2) ____
                            ------------------------

                                 CITIBANK, N.A.
               (Exact name of trustee as specified in its charter)

                                                      13-5266470
                                                      (I.R.S. employer
                                                      identification no.)

399 Park Avenue, New York, New York                   10043
(Address of principal executive office)               (Zip Code)
                             -----------------------

                                XEROX CORPORATION
               (Exact name of obligor as specified in its charter)

New York                                              16-0468020
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


P. O. Box 1600
Stamford, Connecticut                                 06904-1600
(Address of principal executive offices)              (Zip Code)

                           XEROX OVERSEAS HOLDINGS PLC
               (Exact name of obligor as specified in its charter)

United Kingdom                                        N/A
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

Parkway
Marlow
Buckinghamshire England                               SL7 1YL
(Address of principal executive offices)              (Zip Code)

                         RANK XEROX CAPITAL (EUROPE) PLC
               (Exact name of obligor as specified in its charter)

United Kingdom                                        N/A
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

Parkway
Marlow
Buckinghamshire England                               SL7 1YL
(Address of principal executive offices)              (Zip Code)
                            -------------------------

                                 Debt Securities
                       (Title of the indenture securities)

Item 1.           General Information.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Name                                                 Address
                  ----                                                 -------
                  Comptroller of the Currency                          Washington, D.C.

                  Federal Reserve Bank of New York                     New York, NY
                  33 Liberty Street
                  New York, NY

                  Federal Deposit Insurance Corporation                Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.           Affiliations with Obligor.

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                           None.

Item 16.          List of Exhibits.

                  List below all exhibits filed as a part of this Statement of Eligibility.

                  Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as exhibits hereto.

                  Exhibit 1 - Copy of Articles of Association of the Trustee, as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 2-79983)

                  Exhibit 2 - Copy of certificate of authority of the Trustee to commence business. (Exhibit 2 to T-1 to Registration Statement No. 2-29577).

                  Exhibit 3 - Copy of authorization of the Trustee to exercise corporate trust powers. (Exhibit 3 to T-1 to Registration Statement No. 2-55519)

                  Exhibit 4 - Copy of existing By-Laws of the Trustee. (Exhibit 4 to T-1 to Registration Statement No. 33-34988)

                  Exhibit 5 - Not applicable.

                  Exhibit 6 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 33- 19227.)

                  Exhibit 7 - Copy of the latest Report of Condition of Citibank, N.A. (as of March 31, 1997 - attached)

                  Exhibit 8 - Not applicable.

                  Exhibit 9 - Not applicable.

                               ------------------


                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Citibank, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 22nd day of August, 1997.



                                       CITIBANK, N.A.

                                       By  /s/Wafaa Orfy
                                         --------------------------------------
                                         Wafaa Orfy
                                         Senior Trust Officer

                                Charter No. 1461
                          Comptroller of the Currency
                             Northeastern District
                              REPORT OF CONDITION
                                 CONSOLIDATING
                              DOMESTIC AND FOREIGN
                                SUBSIDIARIES OF
                                 CITIBANK, N.A.

of New York in the State of New York, at the close of business on March 31, 1997, published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 1461 Comptroller of the Currency Northeastern District.

                                     ASSETS

                                                                THOUSANDS
                                                                OF DOLLARS
Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
         and currency and coin .............................. $  6,045,000
Interest-bearing balances ...................................   13,753,000
Held-to-maturity securities .................................            0
Available-for-sale securities ...............................   28,164,000
         Federal funds sold and
         securities purchased under
         agreements to resell ...............................    8,655,000
Loans and lease financing receivables:
         Loans and Leases, net of
         unearned income .................... $144,695,000
         LESS: Allowance for loan
         and lease losses .................      4,252,000
Loans and leases, net of unearned income, allowance,
         and reserve ........................................  140,443,000
Trading assets ..............................................   29,022,000
Premises and fixed assets (includ-
         ing capitalized leases) ............................    3,498,000
Other real estate owned .....................................      788,000
Investments in unconsolidated
         subsidiaries and associated
         companies ..........................................    1,240,000
Customers' liability to this bank
         on acceptances outstanding .........................    2,196,000
Intangible assets ...........................................      145,000
Other assets ................................................    8,018,000
                                                              ------------
TOTAL ASSETS ................................................ $241,967,000
                                                              ============

                                  LIABILITIES

Deposits:
         In domestic offices ................................ $ 35,600,000
         Noninterest-
         bearing .......................... $ 11,892,000
         Interest-
         bearing ..........................   23,708,000
                                            ------------
In foreign offices, Edge and
         Agreement subsidiaries, and
         IBFs ...............................................  133,267,000
         Noninterest-
         bearing ..........................   10,371,000
         Interest-
         bearing ..........................  122,896,000
                                            ------------
Federal funds purchased and
         securities sold under
         agreements to repurchase ...........................    6,959,000
Trading liabilities .........................................   22,107,000
Other borrowed money (includes
mortgage indebtedness and
obligations under capitalized
leases):
         With a remaining maturity of one
         year or less .......................................    7,949,000
         With a remaining maturity of more
         than one year ......................................    3,273,000
Bank's liability on acceptances
         executed and outstanding ...........................    2,239,000
Subordinated notes and
debentures ..................................................    4,700,000
Other liabilities ...........................................    9,267,000
                                                              ------------
TOTAL LIABILITIES ........................................... $225,361,000
                                                              ============
                                 EQUITY CAPITAL

Perpetual preferred stock
         and related surplus ................................            0
Common stock ................................................ $    751,000
Surplus .....................................................    7,264,000
Undivided profits and capital
         reserves ...........................................    8,619,000
Net unrealized holding gains (losses)
         on available-for-sale securities ...................      582,000
Cumulative foreign currency
         translation adjustments ............................     (610,000)
                                                              ------------
TOTAL EQUITY CAPITAL ........................................ $ 16,606,000
                                                              ============
TOTAL LIABILITIES, LIMITED-
         LIFE PREFERRED STOCK, AND
         EQUITY CAPITAL ..................................... $241,967,000
                                                              ============

I, Roger W. Trupin, Controller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                                 ROGER W. TRUPIN
                                                                      CONTROLLER

We, the undersigned directors, attest to the correctness of this Report of Condition. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                                                 PAUL J. COLLINS
                                                                    JOHN S. REED
                                                               WILLIAM R. RHODES
                                                                       DIRECTORS